FEDERATED LARGE CAP GROWTH FUND

(A Portfolio of Federated Equity Funds)

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

Supplement to Prospectus dated December 31, 2002


Under  the  section  entitled,   "Who  Manages  the  Fund?"  please  delete  the
biographies for James E. Grefenstette and Angela Kohler in their entirety and replace with the following:


"Philip J. Orlando

Philip J. Orlando, CFA, has been a Portfolio Manager of the Fund since April 2003. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser. Mr. Orlando served as both Chief Investment Officer and a Senior Equity Portfolio Manager at Value Line
Asset Management from November 1995 to March 2003. A Chartered Financial Analyst, Mr. Orlando attended New York University, from which he received his MBA with a concentration in Economics and his B.A. in Journalism.


Richard Winkowski

Richard Winkowski has been a Portfolio Manager of the Fund since May 2003. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin."







                                                                    May 16, 2003



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